UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (March 18, 2011) March 21, 2011

IASIS HEALTHCARE LLC
(Exact name of registrant as specified in its charter)

Delaware	333-117362	20-1150104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Seaboard Lane, Building E Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

IASIS Healthcare LLC (“IASIS”) has entered into an agreement to acquire majority ownership of St. Joseph Medical Center in downtown Houston, Texas. The agreement is subject to approval pursuant to court procedures in the United States Bankruptcy Court for the district of Delaware, where the majority owner’s bankruptcy case is pending. The hospital itself is profitable and not party to the majority owner’s bankruptcy filing. A copy of the press release issued by IASIS in connection with the acquisition is furnished as Exhibit 99.1 to this Current Report.

Item 9.01.   Financial Statements and Exhibits.

               (d)  Exhibits.

            99.1    Press Release dated March 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC

By:  /s/ John M. Doyle
John M. Doyle
Chief Financial Officer

Date:  March 21, 2011

EXHIBIT INDEX

No.	Exhibit
99.1	Press Release dated March 18, 2011